Exhibit 99.1

Revolutionizing the treatment of Cystic Fibrosis through our unique BOLT Phage therapy platform Investor Presentation / November 2023

2 Safe Harbor Statement This presentation contains certain “forward - looking statements” within the meaning of the “safe harbor” provisions of the U . S . Private Securities Litigation Reform Act of 1995 . Forward - looking statements can be identified by words such as : “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . Forward - looking statements are neither historical facts nor assurances of future performance . Instead, they are based only on BiomX management’s current beliefs, expectations and assumptions . For example, when we discuss future potential clinical trials, including their design, objectives, costs, endpoints, potential benefits and timing, the potential outcomes of discussions that we may have with the U . S . Food and Drug Administration and foreign regulatory agencies, potential commercial opportunities, our expected cash runway, our financial needs to fund future clinical trials and our ability to protect our intellectual property assets in the future we are making forward - looking statements . In addition, past and current pre - clinical and clinical results, as well as compassionate use, are not indicative and do not guarantee future success of BiomX clinical trials . Further, we continue to analyze the results of the BX 004 Phase 1 b/ 2 a Part 2 clinical trial results and upon further analysis we may come to conclusions that are different that the ones that are outlined in this presentation . Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control . Actual results and outcomes may differ materially from those indicated in the forward - looking statements . Therefore, you should not rely on any of these forward - looking statements . You should review additional disclosures we make in our filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www . sec . gov . Except as required by law, we are under no duty to (and expressly disclaim any such obligation to) update or revise any of the forward - looking statements, whether as a result of new information, future events or otherwise .

Executive Summary

Unmet need in cystic fibrosis (‘CF’)

- Improved treatment has shifted CF from being a disease of childhood to a disease of adulthood. As patients age, *Pseudomonas aeruginosa (PsA)* lung infections become the leading cause of morbidity and mortality
- Prolonged antibiotic treatments lead to significant resistance, creating a large unmet need - an estimated 17,000 CF patients in the US and Western Europe with chronic *PsA* infections[1]



BX004 – our lead program

- BX004, our proprietary phage cocktail, has the potential to treat CF patients with chronic resistant *PsA* lung infections, providing a significant potential commercial opportunity of > $1 billion[2]
- In a Phase 1b/2a, BX004 showed clinically meaningful improvement in pulmonary function vs. placebo, in relative FEV1[3] improvement (5.67% at Day 17, 1 week after EOT[3]) and PRO[3] in patients with reduced lung function[4]
- In the BX004 arm, 3 out of 21 (14.3%) patients converted to sputum culture negative for *PsA* after 10 days of treatment compared to 0 out of 10 (0%) in the placebo arm[5]
- Plans to advance the BX004 program to a larger, pivotal Phase 2b/3 study[6]

Our Bolt phage technology

- Our proprietary BOLT phage technology platform - which is based on advanced machine learning – was used to design the BX004 phage cocktail that *in vitro* overcomes antibiotic resistance and biofilms

Financing and investors

- Publicly traded **(NYSEAmerican:PHGE)**
- $23.4 million cash and cash equivalents as of September 30, 2023. Expected cash runway into the third quarter of 2024
- Backed by prominent biotech investors such as Orbimed, Johnson & Johnson and the CF Foundation

1. See slide 10
2. See slide 27
3. FEV1 or ppFEV1 – percent predicted forced expiratory volume, EOT – End of treatment, PRO – Patient reported outcome
4. Predefined group with Baseline FEV1<70%
5. In patients that had quantitative CFU levels at study baseline
6. Subject to regulatory feedback and availability of sufficient funding

3

BiomX

Strong leadership and scientific team

Management



Jonathan Solomon - Chief Executive Officer, Director
- *Former co-Founder and CEO Proclara*



Merav Bassan, PhD - Chief Development Officer
- *20 years drug and clinical development at Teva*



Assaf Oron - Chief Business Officer
- *Former EVP business development at Evogene*



Marina Wolfson, CPA - Chief Financial Officer
- *Former Bioview, Ernst & Young*



Inbal Benjamini-Elran – Chief HR Officer
- *Former HR roles at Teva and Herzog Law*

Board of Directors



Russell Greig, PhD - Chairman of the Board
- *Former president of GSK Pharma International & SR one, GSK corporate venture group*



Alan Moses, MD - Director
- *Former Global Chief Medical Officer of Novo Nordisk*



Lynne Sullivan - Director
- *Former Senior Vice President of Finance for Biogen*



Jason Marks - Director
- *Former Executive Vice President, Chief Legal and Compliance Officer at Amarin Corporation plc*



Michael Dambach - Director
- *Vice President and Treasurer of Biogen Inc.*



Eddie Williams - Director
- *Former special advisor to the CEO of Ascendis Pharma, Inc.*

Scientific Team



Prof. Rotem Sorek
- *Head of microbial genomics group at Weizmann Institute*
- *Phage genomics and CRISPR research*



Prof. Eran Elinav
- *Principal investigator at Weizmann Institute*
- *Immune system and intestinal microbiome interactions*



Prof. Timothy K. Lu
- *Associate professor leading synthetic biology group, MIT*
- *Synthetic biology, biochemical engineering*



Prof. Eitan Kerem
- *Former Chairman of Pediatric Pulmonology Unit, Hadassah Medical Center*
- *World leader in CF care and research*

4

BiomX

CYSTIC FIBROSIS The Unmet Need

CF is an inherited disease caused by a mutation on the CFTR protein

- The CFTR protein is present on epithelial cells throughout the body. It is a chloride ion channel involved in maintaining water and ion homeostasis on cell surfaces
- The disease causes severe damage to the lungs, digestive system and other organs with > 80% of deaths from respiratory failure
- 105K individuals are estimated to live with CF worldwide, with 33k in the US alone



Normal (left) and abnormal CFTR proteins (right)


Healthy
ENAC
CFTR
H2O
Cystic Fibrosis
H2O

Light blue – periciliary layer

Green – mucus layer

In CF lungs, mutations cause thick and sticky mucus that provides environment for bacteria to infect and propagate. In the less hydrated periciliary layer, the cilia are flattened and the ability to clear bacterial infection reduced.

CF Foundation estimates across 94 countries (https://www.cff.org/intro-cf/about-cystic-fibrosis)
Plackett, Nature 2020
Gibson et al., 2003; Stuart et al., 2010

6

BiomX

7 Declining incidence is offset by increased survival through improved treatment resulting in CF being shifted from being a disease of childhood to being a disease of adulthood >50 years 2022 2011 37.9 years 2016 42.6 years Improvements driven by introduction of life - changing medicines PREDICTED MEDIAN SURVIVAL AT BIRTH CFF 2021 patient registry annual data report , NACFC (North American CF Conference) Oct. 2021 plenary session

8 PsA forms biofilm patches in the lungs 2 PsA colonization associated with lower FEV1 at all ages 1 Pseudomonas aeruginosa ( PsA ) bacteria are associated with decreased lung function (FEV1) and damaged lung epithelium Age FEV1 PsA bacteria and biofilm lead to persistent inflammation causing tissue damage and eventually necrosis of lung tissue 1. 2. Kerem et al., ECFS unpublished data, 2013 Bjarnsholt at al., Trends in Microbiology 2013 Maya - Add image of biofilm formation by PsA in the lungs Check biofilm pathogenicity Arrows show aggregates of PsA ( red ) within biofilm patches and surrounded by Inflammatory cells ( Blue )

9 Antibiotics were effective 2 decades ago in treating PsA infections Tobramycin showed (study conducted 1995 - 96) up to 2.2 log bacterial reduction and 8 - 12% FEV1 improvement (compared to placebo) Phase 3 Efficacy and Safety Study of Tobramycin Inhaled Solution (1995 - 96)* Change in Density of P. aeruginosa (log10 CFU/g of sputum) Over the last 2 decades, with the rise of antibiotic resistance, benefits of inhaled antibiotics have diminished *n=520; 52% >18 yrs; treated in 28 day on/off cycles B.W. Ramsey et al., (N Engl J Med 1999;340:23 - 30. Change in FEV, (% of predicted value) Week Week

10 Phases of P. aeruginosa infection in CF 2 Antibiotics Antibiotics Antibiotics Antibiotics Antibiotics Initial Intermittent Chronic Clonal selection Biofilm formation Genotype/phenotypic adaptation Infancy Childhood Adolescence / Adulthood Limit of detection P. aeruginosa density in sputum Chronic PsA infections have become a persistent problem due to antibiotic resistance driving morbidity and mortality in CF • Chronic pulmonary infections and the resulting robust but ineffective inflammatory response, culminating in respiratory failure, are the primary causes of death in CF patients • After prolonged and repeated antibiotic courses, increased resistance to antibiotics has lowered efficacy, creating a large unmet need for CF patients suffering from chronic PsA - Estimated at 17,000 patients in the US and Western Europe 1 Lack of antibiotic efficacy driven by: 1. PsA strains with multidrug resistance (MDR) 2. Formation of biofilm => making infection harder to treat 1. CFF Annual Data Report 2019, ECFS patient registry report, 2020 2. Nicole M. Bouvier et al., 2016

11 BX004 – BiomX’s proprietary phage cocktail targeting PsA has the potential to treat CF patients with chronic PsA lung infections • Product – Proprietary phage cocktail targeting PsA • Patient population – CF patients with chronic PsA lung infections • Delivery – Nebulized • Key features – Potentially effective on antibiotic resistant strains, enables breakdown of biofilm • Potential impact: • Suppression/eradication of PsA (CFU in sputum) • Improved lung function (FEV1) • Fewer exacerbations, hospitalizations • Increased efficacy of antibiotic treatment • Reduce oral, inhaled and IV antibiotic treatments BX004

Intro To PHAGE

13 Each phage binds only to specific bacterial strains 1. SPECIFIC Phage: Nature’s precision tool to target bacteria Kortright et al. (2019), Cell Host & Microbe Lysin proteins burst bacterial cell wall from within 2. KILLING MECHANISM ORTHOGONAL TO ANTIBIOTICS Phage components multiply and assemble within bacterial cell 4. AMPLIFY 100s of compassionate use cases with no significant side effects to date 5. SAFETY PROFILE Phage can breakdown biofilm (a polysaccharide mesh secreted by bacteria) 3. BREAKDOWN BIOFILM

14 Key challenges in developing phage therapies • Host range - Narrow specificity to a subset of bacterial strains • Resistance - Bacterial defense systems (e.g. CRISPR) • CMC – Manufacturing (e.g. purity, stability) And many other considerations • Phage titer • Biofilm breakdown • Absence of toxic genes • Other Phagoburn study The Lancet, inf..Dis.2019 Jan;19(1):35 - 45.doi: 10.1016/S1473 - 3099(18)30482 - 1. Nestle study: E.BioMedicine 2016 Jan 5;4:124 - 37. doi: 10.1016/j.ebiom.2015.12.023. Patterson case: Antimicrob Agents Chemother 2017 Sep 22;61(10):e00954 - 17. doi: 10.1128/AAC.00954 - 17.

15 The BiomX platform addresses the key challenges in phage therapy development Data (bacteria+phage) Public sources BiomX proprietary 0.8 0.6 0.4 0.2 0 0 10 20 Machine learning & validation In - silico profiling Phage - Bacteria Receptor analysis: Optimize cocktail for: • Host range • Resistance Big data Optimized phage cocktail CMC State of the art in - house GMP facility • DS scale – 18 - 40L Bioreactor/batch • Advanced formulations – oral, topical, inhaled • Computational characterization for contaminants • Synthetic biology of hosts for purity Optimized phage cocktail Machine learning Prediction & validation Sequencing, clustering, undesirable genes, taxonomy, Defense systems, prophage, lysogeny, mobile elements GMP grade material

BX004

Numerous compassionate treatments of CF patients with phage provide strong rationale for the development of BX004

11 CF patients treated for *P. aeruginosa* [1-4]

- Indication - *P. aeruginosa* AMR lung infections
- Location – 8 Yale University, 2 Georgia, 1 San-Diego
- Administration – 10 nebulized, 1 IV phage

Yale cases:

- eIND path for 8 CF patients
- Nebulized phage
- 7-10 days, single or multiple rounds
- **Post phage therapy *P. aeruginosa* CFU titers decreased significantly (2.2 ± 0.76 log reduction)**
- **Outcome - FEV1% increased in a range of 0 to 8.9%**

14 CF patients treated for Mycobacterium (20 patient total) [5]

- Indication - Non-tuberculous Mycobacterium infections. Lung infections in all CF patients
- Location – San Diego (UCSD)
- Administration – 20 IV, certain patient also received nebulized/topical/ other routes

UCSD cases:

- eIND path for all patients
- IV phage (+ additional nebulized phage for certain patients)
- Twice daily for ~6 months (though a favorable outcome required improvement within 8 weeks)
- **Outcome - Favorable clinical or microbiological responses in 11/20 patients (for 5 patients infection resolved)**

Results demonstrate the potential to decrease bacterial burden and improve clinical outcome

1. Kutateladze et al., 2008
2. Kvachadze et al., 2011
3. Law et al., 2019
4. Stanley et al., 2020
5. Dedrick et al. 2022

17

BiomX

BX004 has demonstrated *in vitro* penetration of biofilm and activity on antibiotic resistant *PsA* strains

BX004 penetrates biofilm *in vitro*


**p-value <0.001
Bacterial count
Colony forming units / well
10^{10}
10^{9}
10^{8}
10^{7}
10^{6}
Control
Imipenem 200 µg/mL
Phage cocktail


Control
BX004

Biofilm was grown from *PsA* for 24 hours and then treated with BX004 for 6 hours (control-untreated wells). Treatment with antibiotics not shown

Crystal violet – Used for biomass staining of biofilm. Staining substantially reduced following treatment with BX004

BX004 active *in vitro* on antibiotic resistant *PsA* strains

BX004 was active in killing all 96 strains described below displaying multiple antibiotic resistant genes


Strains of PsA (n=96)
aadA1
aadA2
ant(2'')-Ia
aph(3')-II
aph(3')-IIb
aph(3')-Ib
aph(6)-Id
blaAER
blaOXA
blaOXA-1028
blaOXA-1032
blaOXA-1127
blaOXA-1131
blaOXA-395
blaOXA-396
blaOXA-486
blaOXA-488
blaOXA-494
blaOXA-50
blaOXA-847
blaOXA-848
blaOXA-851
blaOXA-904
blaOXA-905
blaOXA-914
blaOXA-937
blaPDC
blaPDC-1
blaPDC-121
blaPDC-123
blaPDC-124
blaPDC-147
blaPDC-15
blaPDC-16
blaPDC-168
blaPDC-227
blaPDC-24
blaPDC-3
blaPDC-30
blaPDC-31
blaPDC-34
blaPDC-45
blaPDC-46
blaPDC-5
blaPDC-529
blaPDC-6
blaPDC-60
blaPDC-8
blaRSC1
catA
catB7
cmlA10
crpP
fosA
mexA
mexE
mexX
sul1
tet(C)
Presence/absence of known genes conferring antibiotic resistance
Present
Absent

BiomX internal results

18

BiomX

19 Study design informed by input from the CF Foundation Phase 1b/2a study Part 1 – Study design Part 1 (n=9) Objectives • Safety, PK and microbiologic/clinical activity Endpoints • Safety and tolerability (Primary endpoint) • Decrease in PsA burden • Sputum pharmacokinetics • FEV1 (forced expiratory volume) • CFQ - R (CF Questionnaire - Revised) and CRISS Study Population • CF patients with chronic PsA infection • Physician choice of inhaled antibiotic regimen (continuous or alternating or cycling); on tobramycin, aztreonam or colistin during study drug • No restriction on CFTR modulators 9 Subjects • 7 received nebulized BX004 phage therapy • 2 received nebulized placebo • 7 days duration (3 ascending, 4 multiple dosing) Key Design Features • Single ascending dose followed by multiple doses Completed

20 1. CFU – Colony forming units 2. FEV1 (or ppFEV1) – percent predicted forced expiratory volume in 1 second Phase 1b/2a Part 1 results - Highlights • Study drug was safe and well - tolerated • Mean P. aeruginosa CFU 1 reduction at Day 15 (compared to Baseline): - 1.42 log 10 CFU/g (BX004) compared to - 0.28 log 10 CFU/g (placebo) on top of standard of care inhaled antibiotics • Phage were detected in all patients treated with BX004 during dosing period, including, in several patients, up to Day 15 (one week after end of treatment) • During the study period, no evidence of treatment - related phage resistance was observed in patients treated with BX 004 compared to placebo • As expected, likely due to short course of therapy, no effect on % predicted FEV 1 2 Placebo BX004 2 7 n - 0.28 (0.13) - 1.42 (1.03) Mean (SD) - 0.37, - 0.18 - 3.27, - 0.37 Max, Min

Phase 1b/2a study Part 2 – Study design

Phase 1b/2a – Part 2 (n=34)

Objectives

- Safety and efficacy

Endpoints

- Primary endpoint - Safety and tolerability
- Decrease in *PsA* burden
- Sputum pharmacokinetics
- FEV1 (forced expiratory volume)
- CFQ-R (CF Questionnaire-Revised) and CRISS

Study Population

- CF patients with chronic *PsA* infection
- Physician choice of inhaled antibiotic regimen (continuous or alternating or cycling) on tobramycin, aztreonam or colistin
- No restriction on CFTR modulators

34 subjects

- 23 received nebulized BX004 phage therapy
- 11 received nebulized placebo
- 10 days duration of treatment

Ongoing safety follow-up

Treatment aligned with antibiotic standard of care


Continuous
Alternating
Cycling
Randomize
BX004
Follow up
Placebo
Follow up
- Treatment with antibiotic A*
- Treatment with antibiotic B*
- No antibiotic treatment

*Tobramycin or Aztreonam or Colistin

21

Study design informed by input from the CF Foundation

Phase 1b/2a study Part 2 – Highlights

- Study drug was well-tolerated, no related SAE[1]'s or related APE[1]'s to study drug were observed
- BX004 showed clinically meaningful improvement in pulmonary function vs. placebo: Relative FEV1[2] improvement (5.67%) and CF Questionnaire-Revised respiratory[2] (8.87 points) at Day 17 (1 week after EOT[2]) in subgroup of patients with reduced lung function[3]
- In the BX004 arm, 3 out of 21 (14.3%) patients converted to sputum culture negative for *P. aeruginosa* after 10 days of treatment compared to 0 out of 10 (0%) in the placebo arm[4]
- In full population, BX004 vs. placebo *P. aeruginosa* levels were more variable. In a prespecified subgroup of patients on SOC[2] inhaled antibiotics on continuous regimen, BX004 vs. placebo showed bacterial reduction of 2.8 $\log_{10}$ CFU/g at EOT[2], exceeding Part 1 results
- Alternating/cycling background antibiotic regimen likely associated with fluctuations in *P. aeruginosa* levels potentially confounding the ability to observe a *P. aeruginosa* reduction in this subgroup
- During the study period, based on current available data, no evidence of treatment-related phage resistance was observed in patients treated with BX004 compared to placebo
- Plans to advance the BX004 program to a larger, pivotal Phase 2b/3 trial, subject to regulatory feedback and availability of sufficient funding

We believe this better-than-expected clinical effect in a short treatment duration de-risks planned pivotal P2b/3

1. SAE – Serious Adverse Event, APE – Acute Pulmonary Exacerbation
2. FEV1 (or ppFEV1) – percent predicted forced expiratory volume in 1 second, CF Questionnaire-Revised Respiratory – a PRO (Patient reported outcome) for respiratory parameters in CF aptients, EOT – End of treatment, SOC – standard of care
3. Predefined group with Baseline FEV1<70%
4. In patients that had quantitative CFU levels at study baseline

22

BiomX

23 • Clinical readouts in patients with reduced baseline lung function (predefined group, ppFEV1 of <70%) Difference Placebo (N=8) 2 BX004 (N=12) 2 3.29 - 4.86 (3.39) - 1.57 (2.64) D10 5.67 - 4.21 (2.78) 1.46 (2.33) D17 2.19 - 1.12 (3.96) 1.07 (2.32) D28 5.3 - 0.62 (3.65) 4.68 (3.28) D38 Difference Placebo (N=8) 3 BX004 (N=12) 3 8.87 - 6.35 (3.45) 2.52 (2.61) D17 7.07 - 5.56 (4.05) 1.51 (5.1) D38 ppFEV1 change from Baseline: Mean(SE) CFQR respiratory change from Baseline: Mean(SE) Treatment 5.67% Follow up ppFEV1 Treatment Follow up CFQR 1 (respiratory) 8.87 BX004 Placebo BX004 Placebo # #: p=0.07 BX 004 shows meaningful clinical improvement after 10 days of treatment in multiple clinical readouts both objective & patient reported outcome 1. PRO (Patient reported outcome) - CF Questionnaire - Revised for respiratory parameter 2. 2. BX004: D38 N=7, Placebo: D28 N=7, D38 N=6 3. 3. BX004: D17 and D38 N=11, Placebo: D17 and D38 N=7

24 BX004 showed greater conversion (bacterial culture turned negative) in treatment over placebo • In the BX004 arm 3 out of 21 (14.3%) patients converted to sputum culture negative for P. aeruginosa after 10 days of treatment (2 already after 4 days) 2 Baseline PsA 1 in sputum (CFU/g) Duration of PsA infection (years) Patient 2.40x10 3 18 1 5.60x10 7 13 2 1.09x10 7 35 3* *Subject had negative sputum culture for P. aeruginosa at D4, D10, D28, D38, and at most recent standard of care clinic visit (D63) • In the placebo arm 0 out of 10 (0%) 2 • In addition, in Part 1 of the study, one subject in the BX004 arm (1/7: 14.3%) who was persistently positive for P. aeruginosa for at least 13 years had a 3.3 log reduction at D15 later converted to sputum negative 1. PsA – Pseudomonas aeruginosa, CFU/g – Colony forming units per gram 2. In patients that had quantitative CFU levels at study baseline

25 In a prespecified subgroup on continuous antibiotic standard of care, BX004 vs. placebo showed bacterial reduction of 2.8 log at end of treatment 1. PsA – Pseudomonas aeruginosa, CFU/g – Colony forming units per gram , SOC – Standard of care 2. BX004: D10 N=20, Placebo: D4 and D10 N=9 3. BX004: D10 N=6 • Reduction of P. aeruginosa assessed on all patients and those on continuous standard of care inhaled antibiotic regimen Difference Placebo (N=10) 2 BX004 (N=21) 2 - 0.86 - 0.75 (0.55) - 1.61 (0.51) D4 - 0.2 - 0.8 (0.64) - 1.0 (0.57) D10 0.57 - 1.18 (0.54) - 0.61 (0.4) D17 0.3 - 1.13 (0.59) - 0.83 (0.47) D28 CFU/g log change from Baseline: Mean (SE) Difference Placebo (N=5) BX004 (N=7) 3 - 2.89 0.18 (0.64) - 2.71 (1.21) D4 - 2.8 - 0.11 (0.73) - 2.91 (1.4) D10 0.05 - 1.63 (0.95) - 1.58 (0.77) D17 - 1.3 - 1.1 (0.85) - 2.4 (0.9) D28 CFU/g log change from Baseline: Mean (SE) In full population, BX004 vs. placebo bacterial levels were variable Treatment BX004 Placeb o PsA Bacterial reduction (CFU/g) 1 All study population Follow up Treatment Follow up BX004 Placeb o PsA Bacterial reduction (CFU/g) 1 Continuous antibiotic SOC 1 Prespecified subgroup on continuous antibiotic SOC showed bacterial reductions which exceeded Part 1 results

Alternating/cycling standard of care antibiotic regimen likely associated with fluctuations in *P. aeruginosa* levels

- Reduction of *P. aeruginosa* assessed on all patients and those on continuous standard of care inhaled antibiotic regimen

***PsA* Bacterial reduction (CFU/g)[1]**
Continuous antibiotics SOC[1]


Treatment
Follow up
BX004
Placebo
log₁₀ CFU/g change from baseline
Day
1
4
10
17
28

***PsA* Bacterial reduction (CFU/g)[1]**
Alternating/cycling antibiotics SOC[1]


Treatment
Follow up
BX004
Placebo
log₁₀ CFU/g change from baseline
Day
1
4
10
17
28

***PsA* Bacterial reduction (CFU/g)[1]**
Placebo taken from graphs to the left


Treatment
Follow up
Placebo (continuous antibiotics)
Placebo (alternating/cycling antibiotics)
#
#p=0.07
log₁₀ CFU/g change from baseline
Day
1
4
10
17
28

CFU/g log change from Baseline: Mean (SE)

	BX004 (N=7)[2]	Placebo (N=5)	Difference
D4	-2.71 (1.21)	0.18 (0.64)	-2.89
D10	-2.91 (1.4)	-0.11 (0.73)	-2.8
D17	-1.58 (0.77)	-1.63 (0.95)	0.05
D28	-2.4 (0.9)	-1.1 (0.85)	-1.3

CFU/g log change from Baseline: Mean (SE)

	BX004 (N=14)	Placebo (N=5)[3]	Difference
D4	-1.06 (0.41)	-1.92 (0.55)	0.86
D10	-0.17 (0.37)	-1.67 (0.95)	1.5
D17	-0.12 (0.4)	-0.73 (0.44)	0.61
D28	-0.04 (0.41)	-1.16 (0.82)	1.12

↓

Timing of alternating/cycling antibiotic regimen is potentially confounding the ability to observe a CFU reduction caused by BX004

1. PsA – Pseudomonas aeruginosa, CFU/g – Colony forming units per gram, SOC – Standard of care
2. BX004: D10 N=6
3. Placebo: D4 and D10 N=4

26

BiomX

27 BX004 provides significant commercial opportunity, potentially commanding a market > $1 billion References/Comments BX004 Number of CF patients with chronic PsA infections 1 ~8,000 Patient population (US) Magnitude observed under Tobramycin Phase 3 study was ~1.5 - 2 log 2 Suppression/eradication of PsA (CFU in sputum) Potential effect on PsA CFU in lungs Magnitude observed under Tobramycin Phase 3 study was 8 - 12% 2 Improved lung function (FEV1) Potential impact on lungs Benchmarks (cost annually per patient): Trikafta: $300K, alternating antibiotics treatment, Tobi Podhaler and Cayston solution: $80K, Arikayce for MAC: $100 - 120K 3 $100K - $120K annually per patient Potential pricing in the US US patient population times potential pricing ~$1 Billion in the US alone (worldwide $1.6 billion) 4 Market potential 1. 2. 3. 4. CFF 2019 Patient Registry Annual Data Report See slide 9 on Tobramycin study Trikafta and Arikayce – Publicly announced pricing, First Databank, Jan. 8, 2021, public pricing information. for alternating Tobi Podhaler and Cayston solution assumes 65% compliance Assumes rest of the world outside US comprises 40% of total market (Vertex annual report, publicly available pricing for Vertex drugs)

28 IP protection of phage cocktails CORE IP APPLICATIONS: Natural phage cocktails • Composition claims on combinations of phage in cocktail/s based on additive/synergistic effects (e.g. combinations of phage avoiding development of resistance due to multiple MOAs) • Method claims for use of the combinations against the infecting bacteria Synthetic phage cocktails • Composition claims on new synthetic matter on each specific synthetic phage and the phage combination of the cocktail (e.g. a synthetic phage where a heterologous gene was added conferring traits, such as improved biofilm breakdown capabilities) SUPPLEMENT IP APPLICATIONS: • Claim product aspects invented in later product development such as effective formulations, delivery device features, manufacturing methods, synthetic engineering of manufacturing host or other + new gene (payload) Novel combination of natural phage Synthetically engineered phage

PIPELINE

30 Pipeline Phase III Phase II Phase I Preclinical Phage discovery Product Candidates Cystic fibrosis • BX004 Atopic dermatitis • BX005* Undisclosed * On May 24, 2022, we announced that we plan to prioritize the CF program and delay the AD program.

Thank you